UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2007
BLAIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00878	25-0691670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer File Number)

220 Hickory Street, Warren, Pennsylvania	16366-0001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814) 723-3600

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

     On March 19, 2007, Blair Corporation (the “Company”) issued a press release announcing its sales performance for the first two months of 2007. The information contained in the press release, which is attached to this report as Exhibit 99.1 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable

(c)	Shell company transactions
Not applicable

(d)	Exhibits.
Exhibit 99.1 press release dated March 19, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2007	BLAIR CORPORATION
	By:	/S/ ADELMO S. LOPEZ
Adelmo S. Lopez
President and Chief Executive Officer

By:	/S/ LARRY J. PITORAK
Larry J. Pitorak
Senior Vice President, Chief Financial and Chief Administrative Officer